UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 15, 2012
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (the "Amendment") updates Current Report on Form 8-K filed on November 15, 2012 (the "Original Filing") to amend the pro forma financial statements to adjust the assumed in-service date of the Anacortes rail facility assets from January 1, 2011 to September 5, 2012, the date that the assets were placed in-service. Except for the corrected version of Exhibit 99.3 filed herein, the Amendment does not update or modify in any way the information provided in the Original Filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1
Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of November 15, 2012, between Tesoro Corporation and Tesoro Refining and Marketing Company (incorporated by reference herein to Exhibit 3.1 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.1
Contribution, Conveyance and Assumption Agreement, dated as of November 15, 2012, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation and Tesoro Refining and Marketing Company (incorporated by reference herein to Exhibit 10.1 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.2
Second Amended and Restated Omnibus Agreement, dated as of November 15, 2012, among Tesoro Corporation, Tesoro Refining and Marketing Company, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP and Tesoro Logistics GP, LLC (incorporated by reference herein to Exhibit 10.2 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.3
Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement, dated as of November 15, 2012, among Tesoro Companies, Inc., Tesoro Refining and Marketing Company, Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC (incorporated by reference herein to Exhibit 10.3 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.4
Anacortes Track Use and Throughput Agreement, dated as of November 15, 2012, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining and Marketing Company and Tesoro Logistics Operations LLC (incorporated by reference herein to Exhibit 10.4 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.5
Ground Lease, dated as of November 15, 2012, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company (incorporated by reference herein to Exhibit 10.5 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.6
Right of First Refusal, Option Agreement and Agreement of Purchase and Sale, dated as of November 15, 2012, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company (incorporated by reference herein to Exhibit 10.6 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

99.1	Press release dated November 15, 2012 (incorporated by reference herein to Exhibit 99.1 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

99.2	Slide Presentation dated November 15, 2012 (incorporated by reference herein to Exhibit 99.2 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

*99.3	Unaudited pro forma condensed combined consolidated financial statements of Tesoro Logistics LP as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.
__________
* filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its General Partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
3.1
Amendment No. 3 to the Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of November 15, 2012, between Tesoro Corporation and Tesoro Refining and Marketing Company (incorporated by reference herein to Exhibit 3.1 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.1
Contribution, Conveyance and Assumption Agreement, dated as of November 15, 2012, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC, Tesoro Corporation and Tesoro Refining and Marketing Company (incorporated by reference herein to Exhibit 10.1 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.2
Second Amended and Restated Omnibus Agreement, dated as of November 15, 2012, among Tesoro Corporation, Tesoro Refining and Marketing Company, Tesoro Companies, Inc., Tesoro Alaska Company, Tesoro Logistics LP and Tesoro Logistics GP, LLC (incorporated by reference herein to Exhibit 10.2 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.3
Amendment and Restatement of Schedules to the Amended and Restated Operational Services Agreement, dated as of November 15, 2012, among Tesoro Companies, Inc., Tesoro Refining and Marketing Company, Tesoro Alaska Company, Tesoro Logistics GP, LLC, Tesoro Logistics Operations LLC and Tesoro High Plains Pipeline Company LLC (incorporated by reference herein to Exhibit 10.3 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.4
Anacortes Track Use and Throughput Agreement, dated as of November 15, 2012, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining and Marketing Company and Tesoro Logistics Operations LLC (incorporated by reference herein to Exhibit 10.4 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.5
Ground Lease, dated as of November 15, 2012, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company (incorporated by reference herein to Exhibit 10.5 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

10.6
Right of First Refusal, Option Agreement and Agreement of Purchase and Sale, dated as of November 15, 2012, between Tesoro Logistics Operations LLC and Tesoro Refining and Marketing Company (incorporated by reference herein to Exhibit 10.6 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

99.1	Press release dated November 15, 2012 (incorporated by reference herein to Exhibit 99.1 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

99.2	Slide Presentation dated November 15, 2012 (incorporated by reference herein to Exhibit 99.2 to the Partnership's Current Report on Form 8-K filed on November 15, 2012, File No. 1-35143).

*99.3	Unaudited pro forma condensed combined consolidated financial statements of Tesoro Logistics LP as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.
__________
* filed herein

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